UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2026

KOPIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of principal executive offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On June 10, 2026, Kopin Corporation (“Kopin” or the “Company”) entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with Lightning Silicon Technology, Inc. (“LST”) and LS Assets, Inc. (“LSA”). Under the Share Repurchase Agreement, LST repurchased 18,000,000 shares of its Series Seed-1 Preferred Stock from Kopin for $1.00, and LSA repurchased 18,000,000 shares of its common stock from Kopin for $1.00. All such shares were cancelled and retired as of June 10, 2026. The Parties exchanged mutual releases of all claims relating to Kopin’s prior shareholdings in LST and LSA. As a result of the repurchases, Kopin no longer holds any equity interest in either LST or LSA.

Separately, on April 10, 2026, Kopin and LST executed a Mutual Transition and Services Termination Agreement (the “Mutual Transition and Services Termination Agreement”). The Mutual Transition and Services Termination Agreement (i) confirms that the Technology License Agreement (as defined therein) between LST and Kopin was terminated on April 10, 2026 and (ii) acknowledges the prior expiration of the Services Agreement (as defined therein) in 2025.

Pursuant to the Mutual Transition and Services Termination Agreement, under the transition terms, Kopin issued a $25,000 NRE purchase order, payable within 30 days, and LST agreed to provide a series of transition activities, including: the transfer of customer and vendor data; written notifications to customers and vendors; forwarding customer inquiries for 120 days; providing design files for three displays; and up to eight hours of technical assistance, with options for additional paid support.

The Mutual Transition and Services Termination Agreement also provides: a limited royalty-bearing license for LST solely to fulfill existing firm orders through July 15, 2026; and a perpetual, irrevocable, worldwide, royalty-free license for Kopin to certain LST OLED microdisplay technology. Additionally, Kopin will pay LST a royalty of $7.50 per display on certain customer orders secured between April 10, 2026 and October 30, 2026. Each party also granted the other a mutual release of all claims related to the prior Technology License Agreement and Services Agreement.

The Company does not expect these actions to have a material effect on its consolidated financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kopin Corporation
(Registrant)

By:	/s/ Erich Manz
Name:	Erich Manz
Title:	Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: June 18, 2026